                                  EXHIBIT 24
                                  ----------

                        AMERICAN GREETINGS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY



      American Greetings Corporation, (the "Company") hereby constitutes and appoints Henry Lowenthal, Jon Groetzinger, Jr., James K. Roosa and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-3 relating to the registration of 91,454 of the Company's Class A Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission, pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed at Cleveland, Ohio, this 28th day of December, 1994.


                                AMERICAN GREETINGS CORPORATION


                                By: /s/ Morry Weiss
                                    ----------------------------------
                                    Morry Weiss
                                    Chairman & Chief Executive Officer


                                Attest: /s/ Jon Groetzinger, Jr.
                                        ------------------------------
                                        Jon Groetzinger, Jr.
                                        Secretary
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                        AMERICAN GREETINGS CORPORATION

                      REGISTRATION STATEMENT ON FORM S-3

                              POWER OF ATTORNEY



     The undersigned officers and directors of American Greetings Corporation (the "Company") hereby constitute and appoint Henry Lowenthal, Jon Groetzinger, Jr., James K. Roosa, and Stanley E. Everett, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-3 relating to the registration of 91,454 of the Company's Class A Common Shares and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

     Executed at Cleveland, Ohio, this 28th day of December, 1994.


     SIGNATURE                  TITLE                     DATE
     ---------                  -----                     ----
/s/ Irving I. Stone        Founder-Chairman;              December
- -------------------------  Chairman of the                16, 1994
Irving I. Stone            Executive Committee;
                           Director


/s/ Morry Weiss            Chairman and Chief Executive   December
- -------------------------  Officer; Director              28, 1994
Morry Weiss


/s/ Edward Fruchtenbaum    President - Chief Operating    December
- -------------------------  Officer; Director              28, 1994
Edward Fruchtenbaum

     SIGNATURE                  TITLE                    DATE
     ---------                  -----                    ----
/s/ Scott S. Cowen         Director                      December
- -------------------------                                28, 1994
Scott S. Cowen



/s/ Herbert H. Jacobs      Director                      December
- -------------------------                                28, 1994
Herbert H. Jacobs



/s/ Albert B. Ratner       Director                      December
- -------------------------                                28, 1994
Albert B. Ratner



/s/ Harry H. Stone         Director                      December
- -------------------------                                28, 1994
Harry H. Stone



/s/ Jeanette S. Wagner     Director                      December
- -------------------------                                28, 1994
Jeanette S. Wagner



/s/ Milton A. Wolf         Director                      December
- -------------------------                                28, 1994
Milton A. Wolf



/s/ Abraham Zaleznik       Director                      December
- -------------------------                                28, 1994
Abraham Zaleznik



/s/ Henry Lowenthal        Senior Vice President;        December
- -------------------------  Chief Financial Officer       20, 1994
Henry Lowenthal



/s/ William S. Meyer       Controller; Chief             December
- -------------------------  Accounting Officer            28, 1994
William S. Meyer